UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss240.14a-12

                     PENSECO FINANCIAL SERVICES CORPORATION
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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

                     PENSECO FINANCIAL SERVICES CORPORATION
                           150 North Washington Avenue
                          Scranton, Pennsylvania 18503

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 1, 2007

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Penseco Financial Services Corporation will be held at 2:00 p.m. local time, on Tuesday May 1, 2007 at the Hilton Scranton and Conference Center, 100 Adams Avenue, Scranton, Pennsylvania for the following purposes:

          1. To elect three directors of the Class of 2011 to serve for four-year terms and until their successors are duly elected and qualified;

          2. To ratify the selection of McGrail, Merkel, Quinn & Associates as our independent registered public accounting firm for fiscal year 2007; and

          3. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Record  holders  of  the  common  stock  of  Penseco   Financial   Services
Corporation at the close of business on March 2, 2007 are entitled to receive notice of the annual meeting and to vote at the meeting and any adjournment or postponement of the meeting. The annual meeting may be adjourned to permit us to solicit proxies in the event that there are insufficient votes for a quorum or to approve any of the proposals at the time of the meeting. A list of shareholders entitled to vote at the annual meeting will be available at our offices at 150 North Washington Avenue, Scranton, Pennsylvania, for a period of five days prior to the annual meeting and will also be available at the annual meeting itself.

                                           BY ORDER OF THE BOARD OF DIRECTORS,




                                           Craig W. Best
                                           President and Chief Executive Officer


March 16, 2007
Scranton, Pennsylvania

     IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
                -----------------------------------------------

--------------------------------------------------------------------------------
                                 Proxy Statement
                                       of
                     Penseco Financial Services Corporation
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Penseco Financial Services Corporation ("Penseco" or the "Company"), a Pennsylvania business corporation headquartered at 150 North Washington Avenue, Scranton, Pennsylvania 18503, to be used at the Annual Meeting of Shareholders. Penseco is the holding company for Penn Security Bank and Trust Company (the "Bank"). The Annual Meeting will be held at the Hilton Scranton and Conference Center, 100 Adams Avenue, Scranton, Pennsylvania on Tuesday, May 1, 2007 at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed on or about March 16, 2007 to shareholders of record.

                        General Information About Voting

Who Can Vote at the Meeting

     You are entitled to vote your Penseco Financial Services Corporation common stock only if our records show that you held your shares as of the close of business on March 2, 2007. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote. As of the close of business on March 2, 2007, there were 2,148,000 shares of Company common stock outstanding.

Attending the Meeting

     If you were a shareholder as of the close of business on March 2, 2007, you may attend the meeting. However, if you held your shares in street name, you will need proof of your ownership of such stock to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     You are entitled to one vote for each share you held on the record date, except that for the election of directors you have cumulative voting rights and are entitled to cast in the aggregate a number of votes equal to the number of shares owned multiplied by the number of directors to be elected and to cast such votes for one candidate or to distribute such votes among two or more candidates. Shareholders may exercise their right to cumulative voting by attaching to their proxy card instructions indicating how many votes their proxy should give to each candidate. The candidates receiving the highest number of votes up to the number of directors to be chosen shall be elected. The accompanying proxy permits a shareholder to vote for, or withhold his vote from, the election of directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect thereon. The proxy holders named on the accompanying proxy will vote for the Board's nominees unless the shareholder has withheld his vote from some or all of the nominees. The proxy holders may exercise discretionary authority to cumulate votes in the election of directors by distributing the votes they are authorized to cast among the Board's nominees in order to elect the largest possible number of them and, to the extent possible, in order to cast the same number of votes for each Board nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. For all other matters other than the election of directors, each share of common stock outstanding as of March 2, 2007 is entitled to one vote.

Voting By Proxy

     The Company's Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

     The Board of Directors recommends that you vote:

     o    for each of the nominees for director; and

     o for ratification of the appointment of McGrail, Merkel, Quinn & Associates as the Company's independent registered public accounting firm.

     If any matters not described in this Proxy Statement are properly presented at the annual meeting, the persons named on the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. We do not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Penn Security Bank and Trust Company ESOP

     If you participate in the Penn Security Bank and Trust Company Employee Stock Ownership Plan (the "ESOP"), you will receive a single voting instruction card for the ESOP that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will not vote shares for which no voting instructions are received.

                              Corporate Governance

General

     We periodically review and revise our corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and maintain full compliance with the laws, rules and regulations that govern our operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

     The Board of Directors, which is elected by the shareholders, is our ultimate decision-making body, except with respect to those matters reserved to the shareholders. The Board selects our senior management team, which is charged with the conduct of our business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

Corporate Governance Guidelines

     Although our common stock is traded on the over-the-counter market and is not presently listed on The Nasdaq Stock Market ("Nasdaq") or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of Nasdaq, the New York Stock Exchange or otherwise, we firmly believe that sound corporate governance is in our best interest and that of our stakeholders, including our shareholders and employees. To that end, the Board of Directors has adopted a corporate governance structure that is modeled upon that required by Nasdaq's listing standards.

     The operation and mission of the Board is embodied in our Board Guidelines on Corporate Governance (the "Guidelines"), a copy of which is posted on our website (www.pennsecurity.com). The Guidelines were adopted by the Board to serve as a framework for its oversight responsibilities. Among other matters, the Guidelines:

     o reinforce that the mission of the Board of Directors is to represent the shareholders' interest in our success through the Board of Director's active oversight and monitoring of management;

     o provide that the Board of Directors shall consist of at least a majority of "independent" directors;

     o confirm that the Board of Directors shall maintain standing committees, including an Audit Committee, Compensation and Benefits Committee, and Nominating and Corporate Governance Committee, and that each of such committees will consist solely of independent directors;

     o provide for an annual evaluation by the Nominating and Corporate Governance Committee of the performance and procedures of the Board, with the goal of increasing the effectiveness of the Board of Directors; and

     o provide that the independent members of the Board of Directors shall periodically conduct executive sessions without the presence of any of our employees.

Employee Code of Ethics

     To aid its oversight of our management and employees, the Board has adopted a Code of Ethical Conduct applicable to all of our employees, including our principal executive officer and principal accounting officer, and the employees of our wholly-owned subsidiary, Penn Security Bank and Trust Company. The Code of Ethical Conduct is designed to enumerate the Board's expectations for the conduct of our employees in carrying out our mission. The Code of Ethical Conduct requires that such individuals carry out their jobs in an honest and ethical manner, in compliance with laws, avoiding conflicts of interest, while implementing and maintaining our public communication and disclosure reporting systems. A copy of the Code of Ethical Conduct is posted on our website (www.pennsecurity.com).

     In addition to the compliance reporting mechanisms set forth in the Code of Ethical Conduct, the Audit Committee of the Board has also implemented procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, including a mechanism for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Meetings of the Board of Directors

     The Board of Directors oversees all of our business, property and affairs. The Chairman of the Board and the executive officers keep the members of the Board informed of the Company's business through discussions at Board meetings and by providing them with reports and other materials. During 2006, the Board of Directors held 27 regular meetings. With the exception of Mr. Keisling, each of the directors attended at least 75% of aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served.

Committees of the Board of Directors

     Audit Committee. The Audit Committee assists the Board in undertaking and fulfilling its oversight responsibilities in connection with: (i) reviewing the financial reports and other financial information we prepare for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (ii) reviewing our systems of internal controls established for finance, accounting, legal compliance and ethics; (iii) reviewing our accounting and financial reporting processes generally and the audits of our financial statements; (iv) monitoring compliance with legal regulatory requirements; (v) monitoring the independence and performance of our independent registered public accounting firm; and (vi) providing for effective communication between the Board, our senior and financial management and our independent registered public accounting firm.

     The Audit Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Audit Committee is posted on our website (www.pennsecurity.com). The Audit Committee currently consists of Mr. Butler, Mr. Hazelton, Mr. Keisling and Mr. Kozik, each of whom is independent under the Nasdaq listing standards. The Audit Committee met 11 times in 2006.

     The Board of Directors has determined that the Audit Committee does not have an "audit committee financial expert" as that term is defined in the Securities and Exchange Commission's rules and regulations. However, the Board believes that each of the members of the Audit Committee has demonstrated that he is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Because the Board believes that the current members of the Audit Committee are qualified to carry out all of the duties and responsibilities of our Audit Committee, the Board does not believe that it is necessary at this time to actively search for an outside person to serve on the Board who would qualify as an audit committee financial expert.

     Compensation and Benefits Committee. The Compensation and Benefits Committee is responsible for: (i) reviewing and approving compensation policies and practices for our executive officers; (ii) coordinating the Board of Director's role in establishing performance criteria for executive officers and evaluating their performance annually; (iii) reviewing and recommending to the Board of Directors the annual salary, bonus, stock options and other benefits for our executive officers, including the President and Chief Executive Officer; and (iv) reviewing and recommending to the Board of Directors new executive compensation programs and reviewing annually the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose.

     In February 2006, the Compensation and Benefits Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Compensation and Benefits Committee is posted on our website (www.pennsecurity.com).

     The Compensation and Benefits Committee currently consists of Mr. Butler, Mr. Keisling, Mr. Kozik, Dr. Naismith and Ms. Perry, each of whom is independent under Nasdaq listing standards. The Compensation and Benefits Committee met 11 times in 2006.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions, including (i) recommending, for the Board of Director's selection, nominees for director; (ii) identifying qualified individuals to become members of the Board of Directors; and (iii) assisting the Board of Directors in determining the composition of the Board of Directors and its committees.

     In February 2006, the Nominating and Corporate Governance Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Nominating and Corporate Governance Committee is posted on our website (www.pennsecurity.com).

     The Nominating and Corporate Governance Committee currently consists of Mr. Hume, Mr. Nicholas, Ms. Perry, Ms. Phillips and Mr. Weinberger, each of whom is independent under Nasdaq listing standards. The Nominating and Corporate Governance Committee met 12 times in 2006.

     Attendance at the Annual Meeting. We expect our directors to attend annual meetings of shareholders. All directors attended the 2006 Annual Meeting of Shareholders.

                            Compensation of Directors

     The following table sets forth information concerning the compensation received by individuals who served as non-employee directors during the year ended December 31, 2006. During 2006, directors did not receive any perquisites.

--------------------------------------- -----------------------
                                         Fees Earned or Paid
                 Name                        in Cash ($)
--------------------------------------- -----------------------
Edwin J. Butler                                 44,950
--------------------------------------- -----------------------
P. Frank Kozik                                  29,150
--------------------------------------- -----------------------
Steven L. Weinberger                            28,900
--------------------------------------- -----------------------
Russell C. Hazelton                             27,450
--------------------------------------- -----------------------
Robert W. Naismith, Ph.D.                       27,800
--------------------------------------- -----------------------
Emily  S. Perry                                 32,000
--------------------------------------- -----------------------
Otto P. Robinson, Jr.                           36,700
--------------------------------------- -----------------------
James B. Nicholas                               34,850
--------------------------------------- -----------------------
Sandra C. Phillips                              30,450
--------------------------------------- -----------------------
D. William Hume                                 50,600
--------------------------------------- -----------------------
James G. Keisling                               24,150
--------------------------------------- -----------------------

     Mr. Robinson was formerly an executive officer of the Company and the Bank and retired from his positions as president and chief executive of the Company and the Bank on January 2, 2006. Since his retirement, Mr. Robinson has received and will continue to receive a monthly pension benefit under the Bank's Pension Plan of $7,099. Please see the discussion of his compensation for 2006 under the heading "Executive Compensation".

Cash Retainer and Meeting Fees for Non-Employee Directors

     For 2006, each non-employee director received a monthly retainer of $750 (or $1,500 in the case of the Chairman of the Board) plus $600 for each Board meeting attended and $250 for each committee meeting attended. For 2007, each non-employee director will receive a monthly retainer of $1,250 (or $2,250 in the case of the Chairman of the Board) plus $1,000 for each Board meeting attended and $400 for each committee meeting attended ($800 per meeting for the Chairman of the Audit Committee, the Compensation and Benefits Committee and Nominating and Corporate Governance Committee). Directors who are employees do not receive any compensation related to their Board positions.

                                Stock Ownership

     No shareholder owns of record or is known by the Board of Directors to be the beneficial owner of more than 5% of our outstanding common stock.

     The following table sets forth the information concerning the number of shares of Company common stock beneficially owned, as of March 2, 2007, by each present director, nominee for director, executive officer named in the compensation table set forth elsewhere herein and by all directors and executive officers as a group.

                       Name                          Amount and
                                                      Nature of
                                                     Beneficial       Percent of Common Stock
                                                    Ownership (1)           Outstanding
-----------------------------------------------    ---------------    -----------------------
Craig W. Best..................................        2,508  (2)               *
Edwin J. Butler................................       20,443  (3)             1.0
Richard E. Grimm...............................        3,915  (4)               *
Russell C. Hazelton............................       14,876  (5)               *
D. William Hume................................        4,560  (6)               *
James G. Keisling..............................       19,917  (7)               *
Andrew A. Kettel, Jr...........................        2,978  (8)               *
P. Frank Kozik.................................       17,116  (9)               *
Peter F. Moylan................................        3,714 (10)               *
Robert W. Naismith.............................       30,522 (11)             1.4
James B. Nicholas..............................        6,200 (12)               *
Emily S. Perry.................................        2,040 (13)               *
Sandra C. Phillips.............................       74,460 (14)             3.5
Otto P. Robinson, Jr...........................       75,696 (15)             3.5
Patrick Scanlon................................        2,066 (16)               *
Steven L. Weinberger...........................          850                    *
All Directors and Executive Officers as
  a group (28 in group)                              293,885                 13.7%

* Less than 1% of the outstanding shares of Common Stock or less than 1% of the voting power.
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 2, 2007. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 2,500 shares in a self-directed IRA and 7 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Best has a non-vested interest.
(3)  Includes 1,308 shares in a self-directed IRA.
(4) Includes 780 shares owned jointly by Mr. Grimm and his wife and 3,131 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Grimm has a vested interest.
(5) Includes 8,724 shares owned jointly by Mr. Hazelton and his wife, 800 shares owned by Mr. Hazelton's wife and 960 shares in a self-directed IRA.
(6) Includes 1,289 shares owned jointly by Mr. Hume and his wife, 100 shares in a self-directed IRA owned by Mr. Hume's wife and 3,171 shares in a self-directed IRA.
(7) Includes 1,400 shares owned jointly by Mr. Keisling and his wife, 2,100 shares owned by Mr. Keisling's wife, 4,744 shares in a self-directed IRA and 10,973 shares in a custodial account.
(8) Includes 228 shares owned jointly by Mr. Kettel, his son and his father and 2,743 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Kettel has a vested interest.
(9) Includes 15,996 shares owned jointly by Mr. Kozik and his wife and 1,000 shares in a self-directed IRA.
(10) Includes 800 shares owned jointly by Mr. Moylan and his wife, 2,400 shares held in trust accounts and 514 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Moylan has a vested interest.

(11) Includes 19,500 shares owned jointly by Dr. Naismith and his wife and 11,022 shares in a self-directed IRA.
(12) Includes 400 shares owned by Mr. Nicholas's mother, for which Mr. Nicholas has power-of-attorney, 800 shares in a self-directed IRA, 600 shares owned by Mr. Nicholas's wife and 1,200 shares held in trust accounts.
(13) Includes 1,900 shares owned jointly by Mrs. Perry, her husband and her children and 140 shares in a self-directed IRA.
(14) These shares are held in trust accounts.
(15) Includes 9,456 shares owned jointly by Mr. Robinson and his wife and 12,998 shares owned by Mr. Robinson's wife and children.
(16) These shares are held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Scanlon has a vested interest.

                       Proposal 1 - Election Of Directors

     The Company's Board of Directors currently consists of thirteen members, all of whom are independent under the listing standards of Nasdaq Market, except for Craig W. Best, Otto P. Robinson, Jr. and Richard E. Grimm. The Board is divided into four classes, as nearly equal in number as possible, and identified by the year in which the term of such class expires, i.e., the Class of 2007, the Class of 2008, the Class of 2009 and the Class of 2010. The Class of 2011 directors elected at this annual meeting will serve for four-year terms. The Classes of 2008, 2009 and 2010 will continue to serve for one year, two years and three years, respectively, in order to complete their four-year terms.

     The Board of Directors has fixed the number of directors in the Class of 2011 at three and has nominated Edwin J. Butler, P. Frank Kozik and Steven L. Weinberger for election as Class of 2011 directors to hold office for four-year terms to expire at the 2011 Annual Meeting of Shareholders or when their successors are duly elected and qualified. These individuals are currently members of our Board of Directors.

     Unless you indicate on your proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board's nominees. If any nominee is unable to serve, the persons named on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

     The Board of Directors recommends that you vote "FOR" the election of its nominees.

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below.

                       Nominees for Election of Directors

----------------------------------------------------------------------------------------------------------------------
                             Age as of             Principal Occupation             Director   Directorship of other
Name                         2/28/2007              for Past Five Years               Since       Public Companies
----------------------------------------------------------------------------------------------------------------------
                                         Mr. Butler retired in September 1991 and     1977              None
                                         was Executive Vice-President and Cashier
Edwin J. Butler                  80      of the Bank at the time
----------------------------------------------------------------------------------------------------------------------
                                         Secretary. Mr. Kozik is President and
                                         Chief Executive Officer of Scranton
                                         Craftsmen, Inc., Throop, PA, a
                                         corporation dealing in miscellaneous
                                         iron, pre-cast concrete products and
P. Frank Kozik                   67      ready mixed concrete.                        1981              None
----------------------------------------------------------------------------------------------------------------------
                                         Mr. Weinberger is President of G.
                                         Weinberger Company, Old Forge, PA, a
                                         mechanical contractor specializing in
Steven L. Weinberger             59      commercial and industrial construction.      1999              None
----------------------------------------------------------------------------------------------------------------------

                         Directors Continuing in Office

---------------------------------------------------------------------------------------------------------------------
                                                                                     Term Expires at   Directorship
                                                                                     Annual Meeting      of Other
            Name             Age as of        Principal Occupation        Director   of Shareholders      Public
                              2/28/07          for Past Five Years          Since     to be Held in     Companies
---------------------------------------------------------------------------------------------------------------------
                                        Mr. Hazelton is a retired
Russell C. Hazelton              72     Captain for TransWorld Airlines     1977          2008             None
---------------------------------------------------------------------------------------------------------------------
                                        Dr. Naismith is Chairman and
                                        Chief Executive Officer of Life
Robert W. Naismith, Ph.D.        62     Science Analytics, Inc.             1988          2008             None
---------------------------------------------------------------------------------------------------------------------
                                        Ms. Perry is a retired Insurance
                                        Account Executive and a
Emily S. Perry                   67     community volunteer.                1983          2008             None
---------------------------------------------------------------------------------------------------------------------
                                        Executive Vice-President and
                                        Treasurer.  Mr. Grimm has served
                                        the Bank as Executive
                                        Vice-President and Cashier since
Richard E. Grimm                 59     1994.                               1994          2009             None
---------------------------------------------------------------------------------------------------------------------
                                        Mr. Nicholas is President of D.G.
                                        Nicholas Co., Scranton, PA,
James B. Nicholas                55     a wholesale auto parts company      1981          2009             None
---------------------------------------------------------------------------------------------------------------------
                                        Ms. Phillips has served on the
                                        Abington Advisory Board of Penn
                                        Security Bank and Trust Company
                                        since 1984. She is active in various
                                        community associations and
Sandra C. Phillips               64     organizations.                      1994          2009             None
---------------------------------------------------------------------------------------------------------------------
                                        President and Chief Executive
                                        Officer.  Previously, Mr. Best
                                        was Chief Operating Officer of
                                        First Commonwealth Bank, a $6.2
                                        billion financial services
                                        institution headquartered in
Craig W. Best                    46     Indiana, PA                         2006          2010             None
---------------------------------------------------------------------------------------------------------------------
                                        Chairman of the Board of
                                        Directors.  Mr. Hume retired in
                                        January 1999 and was Senior
                                        Vice-President and Assistant
                                        Secretary of the Bank at that
D. William Hume                  80     time.                               1991          2010             None
---------------------------------------------------------------------------------------------------------------------
                                        Mr. Keisling is Chairman of the
                                        Board of CPG International, Inc.
                                        and Vycom Corp., manufacturers of
                                        plastic sheets products. Mr.
                                        Kiesling was formerly Chief                                        CPG
                                        Executive Officer of Compression                              International,
James G. Keisling                59     Polymers Group and Vycom Corp.      1984          2010             Inc.
---------------------------------------------------------------------------------------------------------------------
                                        Mr. Robinson retired as of January
                                        2, 2006 and was President, Chief
                                        Executive Officer and General
                                        Counsel of the Bank at the time.
                                        Mr. Robinson serves as General
                                        Counsel to the Bank (excluding
                                        corporate governance affairs)
                                        and continues his private                                       North Penn
Otto P. Robinson, Jr.            68     practice of law.                    1967          2010         Bancorp, Inc.
---------------------------------------------------------------------------------------------------------------------

         Proposal 2 - Ratification of Independent Public Accounting Firm

     The Audit Committee of the Board of Directors has appointed McGrail, Merkel, Quinn & Associates, as our independent registered public accountants for 2007. McGrail, Merkel, Quinn & Associates has served as our independent registered public accountants for 2006. Representatives of the firm are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

     The following table sets forth the fees billed to us for the fiscal years ending December 31, 2006 and 2005 respectively by McGrail, Merkel, Quinn & Associates.

                                                Year Ended December 31,
                                          ------------------------------------
                                                2006                 2005
                                          -----------------  -----------------
Audit Fees (1)......................         $115,000             $107,000
Audit-Related Fees (2)..............           22,000               26,700
Tax Fees (3)........................            8,500                6,500
All Other Fees......................               --                   --
                                          -------------        -------------
Total...............................         $145,500             $140,200
                                          =============        =============

(1) Audit fees consist of fees for professional services rendered for the audit of our financial statements and review of financial statements included in our quarterly reports and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees for audits of employee benefit plans and student loans.

(3) Tax fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advice, tax consulting and planning.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

     The Audit  Committee has adopted  policies and  procedures  relating to the approval of audit, audit-related, tax services and other services to be performed by our independent registered public accounting firm. Pursuant to these policies, all services to be performed by our independent registered public accounting firm must be approved by the Audit Committee in advance. During the year ended December 31, 2006, all audit and non-audit services were approved, in advance, by the Audit Committee in compliance with these procedures.

                            Report of Audit Committee

     The Audit Committee has reviewed Penseco's audited financial statements as of and for the year ended December 31, 2006, and met separately with management and McGrail, Merkel, Quinn & Associates, independent registered public accountants, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     Management has primary responsibility for Penseco's financial statements and the overall reporting process, including Penseco's system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Penseco in conformity with accounting principles generally accepted in the United States of America and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us.

     The Audit  Committee has received from and discussed with McGrail,  Merkel,
Quinn  &  Associates  the  written   disclosure  and  the  letter   required  by
Independence Standards Board Standard No. 1 (Independence

Discussions with Audit Committee) as adopted by the Public Company Accounting Oversight Board in Rule 3600T. These items relate to the firm's independence from the Company and its management. The Audit Committee also discussed with McGrail, Merkel, Quinn & Associates any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Penseco's Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission. The Audit Committee has also approved the selection of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

    Members of the Audit Committee of Penseco Financial Services Corporation

                            Edwin J. Butler, Chairman
                               Russell C. Hazelton
                                James G. Keisling
                                 P. Frank Kozik

                             Executive Compensation

Summary Compensation Table

     The following table sets forth information for the year ended December 31, 2006, concerning the compensation of our principal executive officer, principal financial officer and the Company's other three most highly compensated executive officers (or executive officers of its subsidiaries) whose compensation was $100,000 or more who were serving as such on December 31, 2006 for services in all capacities to the Company and its subsidiaries. No named executive officers received perquisites in excess of $10,000 during the year ended December 31, 2006.

-------------------------------------------------------------------------------------------------------------------------
                                                                               Change in
                                                                             Pension Value
                                                                                  and
                                                                              Nonqualified
                                                                                Deferred
                                                                              Compensation       All Other
         Name and                       Salary      Bonus    Stock Awards        Earnings       Compensation
    Principal Position         Year       ($)      ($)(2)       ($)(3)            ($)(4)           ($)(5)       Total ($)
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Craig W. Best,  President      2006    228,367     45,673          0              11,333            4,870       290,243
and Chief Executive
Officer
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Otto P. Robinson, Jr.,         2006     32,538(6)    --           --                  --          257,213       289,751
President and Chief
Executive Officer (1)
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Patrick Scanlon, Controller    2006     94,700     10,640         --               9,951            2,096       117,387
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Richard E. Grimm,              2006    165,439     11,246         --              38,398            3,712       218,795
Executive Vice President,
Credit Division Head
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Peter F. Moylan,               2006    139,351      3,780         --              19,566            3,142       165,839
Executive Vice President,
Wealth Management
Division Head
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------
Andrew A. Kettel, Jr.,         2006    104,849      3,616         --              14,882            2,358       125,705
Executive Vice President,
Private Banking Division
Head
---------------------------- -------- ----------- -------- ---------------- ----------------- ---------------- ----------

(1) Mr. Robinson served as president and chief executive officer of the Company and the Bank until his retirement on January 2, 2006.
(2) The dollar value of bonus (cash and non-cash) earned during the fiscal year.
(3) Mr. Best was awarded 10,000 stock appreciation rights on January 2, 2006, which vest annually at a rate of 2,000 per year. At December 31, 2006, no rights had vested and the exercise price of such rights was greater than the fair market value of the Company's stock.
(4) The sum of (i) the aggregate change in the actuarial present value of accumulated benefits under all defined benefit and actuarial pension plans from the plan measurement date used for financial statement reporting purposes with respect to the prior completed fiscal year to the plan measurement date used for financial statement reporting purposes with respect to the covered fiscal year, and (ii) above-market or preferential earnings on non-tax-qualified deferred compensation.
(5) Details of the amounts reported in the "All Other Compensation" column for 2006 are provided in the table below:

-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------
                                    Mr. Best     Mr. Robinson     Mr. Scanlon      Mr. Grimm      Mr. Moylan      Mr. Kettel
-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------
Employer Contributions to the
Profit Sharing Plan                 $  2,435       $     --        $  1,048        $  1,856         $  1,571        $  1,179
-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------
Payment under Supplemental
Benefit Plan                              --        155,127              --              --               --              --
-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------
Employer Contributions to the
ESOP                                   2,435             --           1,048           1,856            1,571           1,179
-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------
Annual Retirement Benefit
under Pension Plan                        --         78,086              --              --               --              --
-------------------------------- -------------- --------------- --------------- --------------- --------------- ---------------

     For Mr. Robinson, all other compensation also includes a $24,000 annual retainer for his services as General Counsel to the Company and the Bank. Mr. Best was awarded 10,000 stock appreciation rights on January 2, 2006, which vest at a rate of 2,000 per year. At December 31, 2006, no rights had vested and the exercise price of such rights was greater than the fair market value of the Company's stock and therefore the rights had no value.
(6) Includes $5,557 in salary and $26,981 in accrued vacation pay that was paid to Mr. Robinson upon his retirement.

     The foregoing table includes payments made on behalf of the named executive officers to the Bank's Retirement Profit Sharing Plan (the "Profit Sharing Plan"). The Profit Sharing Plan includes employees as well as executive officers. Directors who are not employees are not included in the Profit Sharing Plan. Under the Profit Sharing Plan, amounts approved by the Board are paid into a fund and each employee is credited with a share in proportion to his annual compensation. Upon retirement or death or termination or disability, each employee is paid the total amount of his credits in the fund in one of a number of optional ways. In 2006, the Bank contributed $70,000 to the Profit Sharing Plan.

     The foregoing table also includes payments made on behalf of the named executive officers to the Bank's Employee Stock Ownership Plan (the "ESOP"). The ESOP includes employees as well as officers. Directors who are not employees are not included in the ESOP. Under the ESOP, amounts approved by the Board are paid into the ESOP and each employee is credited with a share in proportion to his annual compensation. All contributions to the ESOP are invested in or will be invested primarily in our common stock. In 2006, the Bank contributed $70,000 to the ESOP. Distribution of a participant's stock account occurs upon retirement or death or disability or termination of employment.

Grants of Plan-Based Awards Table

     The following table sets forth information concerning grants of awards pursuant to plans made to the named executive officers during the year ended December 31, 2006.

---------------------------------------------------------------------------
                     Grant      Number of Shares of    Exercise Price of
                     Date       Stock or Units (#)       Awards ($/Sh)
      Name            (1)               (2)                   (3)
---------------------------------------------------------------------------
Craig W. Best       1/2/2006          10,000                 43.00
---------------------------------------------------------------------------

(1)  The grant date for the stock appreciation rights.
(2) The number of stock appreciation rights granted in the fiscal year. These rights vest at a rate of 20% per year.
(3) The per-share exercise price of the stock appreciation rights granted in the fiscal year. The exercise price of such rights was equal to the fair market value of the Company's common stock on the date of the grant.

Employment Agreement

     The Company and the Bank jointly maintain a three-year employment agreement with Craig W. Best, President and Chief Executive Officer. The Company and the Bank entered into the employment agreement, effective as of January 2, 2006, to help ensure a stable and competent management base and encourage the continued success of the Company and the Bank.

     The term of the employment agreement renews automatically on each anniversary of the effective date for an additional one-year period, unless either party provides at least 30 days' notice of non-renewal. The executive's current base salary is $236,900; the Bank's Board of Directors will review his performance each year and make salary adjustments accordingly. In addition to base salary, the employment agreement provides for an annual bonus of up to 20% of base salary, based upon the attainment of performance goals mutually agreed upon by the executive and the Bank's Board each year (See the Compensation Discussion and Analysis section of this proxy statement.). The employment agreement also provides that the executive may participate in current or future employee benefit programs, including stock-based and long-term incentive compensation plans and a supplemental executive pension plan, and for the purchase of term life insurance with a death benefit of $500,000 payable upon the executive's death. Under the agreement, the Company provides the executive with the use of an appropriate automobile, along with reasonable insurance and maintenance costs, as well as reimbursement for country and dining club memberships and reasonable business expenses. The Company also agrees to indemnify the executive to the fullest extent legally allowable.

     At the time of hire, the employment agreement provided that the executive would receive stock appreciation rights covering 10,000 shares of the Company's stock, to be granted pursuant to a separate award agreement between the Company and the executive. The executive also received a relocation allowance of up to $50,000 and reimbursement for temporary housing expenses for up to 90 days following the effective date of the agreement, as well as an indemnification payment to make the executive whole for any additional personal income taxes resulting from the initial relocation and temporary housing payments.

     Under the employment agreement, the Bank and the Company may terminate the executive's employment for cause (as defined in the agreement) at any time. Upon termination for cause, voluntary termination by the executive without good reason (as defined in the agreement) or termination due to the executive's death or disability, the executive will receive only accrued compensation and vested benefits through his termination date. Upon involuntary termination by the Company without cause or voluntary termination by the executive with good reason (i.e., constructive termination), the executive will receive his accrued compensation and other benefits through his termination date, along with a severance payment equal to 12 months of continued base salary, payment of health insurance premiums for 12 months (for executive and his dependents) and $30,000 in outplacement assistance to be paid by the Company to a firm selected by the executive. If the Company terminated the executive's employment without cause on December 31, 2006, the severance payment due under the employment agreement (based solely on the executive's then-current cash compensation, without regard to future base salary adjustments or bonuses) would have been $270,834.

     If the Company terminates the executive without cause or the executive terminates for good reason within 12 months of a change in control, he will receive, in addition to previously accrued compensation and benefits, a severance payment equal to 24 months of base salary, 24 months of health insurance continuation, and $30,000 in outplacement assistance. In addition, the executive will immediately vest in all outstanding stock-based compensation awards upon termination in connection with a change in control.

     Generally, under Section 280G of the Internal Revenue Code, severance payments made in connection with a change in control that equal or exceed three times an executive's average annual compensation over the five preceding tax years (or period of employment, if less) are considered "excess parachute payments." Amounts that exceed the Section 280G limit are subject to an excise tax payable by the executive and are non-deductible by the Company. The employment agreement limits payments to the executive to an amount that will not exceed his Section 280G limit under the Internal Revenue Code.

     If a change in control of the Bank or the Company had occurred at December 31, 2006, the cash severance payment due to the executive under the employment agreement (based solely on the executive's then-current cash compensation, without regard to future base salary adjustments or bonuses), would have been $603,669 and stock appreciation rights having a value of $85,520 would have become fully vested.

     Under the employment agreement, the executive agrees to maintain the confidentiality of non-public information and trade secrets learned during the course of employment and further agrees that the Company and the Bank maintain ownership over his work product (as defined in the agreement). In addition, for a period of 12 months following termination of employment, the executive agrees that he will not: (1) solicit customers, potential customers or suppliers for or on behalf of a competing business (as defined under the agreement); (2) recruit employees of the Bank or Company for a competing business, or (3) serve as a director, officer, employee or investor in a competing business.

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth information concerning stock appreciation rights that have not vested for Mr. Best as of December 31, 2006.

------------------------ --------------------------- ---------------------------
                          Number of Shares or Units   Market Value of Shares or
                            of Stock That Have Not    Units of Stock That Have
         Name                   Vested (#) (1)            Not Vested($) (2)
------------------------ --------------------------- ---------------------------
Craig W. Best                      10,000                         0
------------------------ --------------------------- ---------------------------

(1)  The total number of stock appreciation rights that have not vested.
(2) The aggregate market value of the stock appreciation rights that have that have not vested is zero because the exercise price of such rights exceeded the fair market value of the Company's common stock at December 31, 2006.

Pension Benefits

     The following table sets forth information concerning our plans that provide for payments or other benefits at, following, or in connection with, retirement for each of the named executive officers.

---------------------- ------------- --------------- ------------- -------------
                                     Number of Years    Present       Payment
                                            of          Value of       During
                                         Credited     Accumulated   Last Fiscal
                                         Service        Benefit         Year
        Name            Plan Name       (#) (1)        ($) (2)       ($) (3)
---------------------- ------------- --------------- ------------- -------------
Craig W. Best          Employees             1           11,333           --
                       Pension Plan
                       and
                       Supplemental
                       Benefit Plan
---------------------- ------------- --------------- ------------- -------------
Otto P. Robinson, Jr.  Employees            30          985,835       78,086
                       Pension Plan
---------------------- ------------- --------------- ------------- -------------
Patrick Scanlon        Employees            31          108,509           --
                       Pension Plan
---------------------- ------------- --------------- ------------- -------------
Richard E. Grimm       Employees            27          378,577           --
                       Pension Plan
---------------------- ------------- --------------- ------------- -------------
Peter F. Moylan        Employees             7          122,738           --
                       Pension Plan
---------------------- ------------- --------------- ------------- -------------
Andrew A. Kettel, Jr.  Employees            36          296,505           --
                       Pension Plan
---------------------- ------------- --------------- ------------- -------------

(1) The number of years of service credited to the executive officer under the plan, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the last completed fiscal year.
(2) The actuarial present value of the named executive officer's accumulated benefit under the plan(s), computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the last completed fiscal year.
(3) The dollar amount of any payments and benefits paid to the named executive officer during the registrant's last completed fiscal year.

     The information in the foregoing table relates to the Bank's qualified defined benefit retirement plan (the "Pension Plan") for its employees and officers and the Supplemental Benefit Plan Agreement with Mr. Best (the "Supplemental Plan"). The information in the table has been determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Executive officers of the Bank participate in the Pension Plan on the same basis as all other employees and receive only those benefits that are available to all other employees. Directors who are not employees are not included in the Pension Plan. In 2006, the Bank contributed $246,000 to the Pension Plan.

     Supplemental Benefit Plan Agreement. The Bank maintains the Penn Security Bank and Trust Company Excess Benefit Plan (the "Supplemental Plan"), as amended and restated effective April 15, 2002. Mr. Best became a participant in the Supplemental Plan effective as of April 18, 2006. The Supplemental Plan provides Mr. Best with pension benefits that would otherwise be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Specifically, the plan provides Mr. Best with the difference between the early, normal or deferred retirement benefit (depending upon his age at retirement) he would be eligible to receive under the Pension Plan, if the Code limitations did not exist, and the actual retirement benefit he would receive upon application of the Code limitations. Under no circumstances, however, will Mr. Best receive a pension benefit greater than what would be provided under the pension plan if he was not subject to the Internal Revenue Code compensation limitations discussed above. The accrued benefit under the Supplemental Plan becomes payable upon termination of employment for any reason, in the form of a lump sum, annual installments over a period of time elected by Mr. Best, an annuity for Mr. Best's lifetime or a joint and survivor annuity for the lives of Mr. Best and his spouse. Upon a change in control (as defined under the Supplemental Plan), Mr. Best's accrued benefit would be payable in an actuarially equivalent lump sum. If Mr. Best had terminated employment on December 31, 2006, his accrued benefit under the Supplemental Plan would have been $475.

Potential Payments to Named Executive Officers Upon Termination or Change in Control

     In 2006, the Company announced a Voluntary Early Retirement Initiative for employees. Mr. Peter Moylan will participate in this Initiative. Upon his retirement, he will receive a one-time payment of $37,567, which represents two weeks of salary for every year of service. In addition, Penn Security Bank and Trust Company will pay for health insurance for Mr. Moylan and his family until Mr. Moylan reaches age 65. The cost of the health insurance benefit is $25,612.

     The Company and the Bank are parties to an employment agreement with Mr. Best which provides for payments in the event of termination or a change in control. Those potential payments are discussed under "Employment Agreement."

                      Compensation Discussion and Analysis

Our Compensation Philosophy

     Our compensation philosophy starts from the premise that the success of Penseco Financial Services Corporation depends, in large part, on the dedication and commitment of the people we place in key operating positions to drive our business strategy. We strive to satisfy the demands of our business model by providing our management team with incentives tied to the successful implementation of our corporate objectives. However, we recognize that the Company operates in a competitive environment for talent. Therefore, our approach to compensation considers the full range of compensation techniques that enable us to compare favorably with our peers as we work to attract and retain key personnel.

     We base our compensation decisions on the following principles:

     o Meeting the Demands of the Market - Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

     o Driving Performance - We will structure compensation around the attainment of company-wide, business unit and individual targets that return positive results to our bottom line.

     o Reflecting our Business Philosophy - Our approach to compensation reflects our values and the way we do business in the communities we serve.

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

     Our compensation program currently relies on two primary elements: (i) base compensation or salary and (ii) discretionary cash-based, short-term incentive compensation. We believe that we can meet the objectives of our compensation philosophy by achieving a balance among these two elements that is competitive with our industry peers and creates appropriate incentives for our management team. To achieve the necessary balance, the Compensation and Benefits Committee of our Board of Directors has consulted with Larry R. Webber, an independent compensation consultant, as well as reviewed survey data for peer institutions to help us benchmark our compensation program and our financial performance to our peers.

     Base Compensation. The salaries of our executive and other officers are reviewed at least annually to assess our competitive position and make any necessary adjustments. Our goal is to maintain salary levels for our officers at a level consistent with base pay received by those in comparable positions at our peers. To further that goal, we obtain peer group information from a variety of sources. We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment.

     Cash-Based Incentive Compensation. The Compensation and Benefits Committee of the Board of Directors authorizes bonuses for key personnel based on the terms of a cash-based incentive program which rewards the attainment of annual company-wide financial objectives at specified levels and individual performance relative to the specific tasks we expect an employee to accomplish during the year. Our objective is to drive annual performance at both the company and individual levels to the highest attainable levels by establishing thresholds tied to incentive awards.

Role of the Compensation and Benefits Committee

     We rely on the Compensation and Benefits Committee to develop our executive compensation program and to monitor the success of the program in achieving the objectives of our compensation philosophy. The Committee, which consists of five independent directors, is also responsible for the administration of our compensation programs and policies, including the administration of our cash- and stock-based incentive programs. The Committee reviews and approves all compensation decisions relating to our officers. The compensation of our Chief Executive Officer and the other named executive officers are set by the Committee. The Chief Executive Officer attends the Compensation and Benefits Committee meetings at the invitation of the Committee. The Chief Executive Officer does not participate in any discussions on his own compensation and does not vote on matters presented in the Committee. The Committee operates under the mandate of a formal charter that establishes a framework for the fulfillment of the Committee's responsibilities. A copy of the Charter of the Compensation and Benefits Committee is posted on our website (www.pennsecurity.com).

     The Committee reviews the charter at least annually to ensure that the scope of the charter is consistent with the Committee's expected role. Under the charter, the Committee is charged with general responsibility for the oversight and administration of our compensation program. During 2006, the Compensation and Benefits Committee met 11 times. The members of the Committee are Edwin J. Butler, James G. Keisling, P. Frank Kozik, Robert W. Naismith and Emily S. Perry, each of whom is independent under Nasdaq listing standards.

Role of Compensation Consultants

     Our Compensation and Benefits Committee has worked with Larry R. Webber to help us benchmark our compensation program against our peers and to ensure that our program is consistent with prevailing practice in our industry. In February 2007, we paid Mr. Webber $8,800 in the aggregate for his services.

Role of Management

     Our Chief Executive Officer makes recommendations to the Compensation and Benefits Committee from time to time regarding the appropriate mix and level of compensation for his subordinates. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation and Benefits Committee. Our Chief Executive Officer does not participate in Committee discussions or the review of Committee documents relating to the determination of his own compensation.

Peer Group Analysis

     A critical element of our compensation philosophy and a key driver of specific compensation decisions for our management team is the comparative analysis of our compensation mix and levels relative to a peer group of publicly traded banks and thrifts. We firmly believe that the cornerstone of our compensation program is the maintenance of competitive compensation program relative to the companies with whom we compete for talent. In 2006, our peer group was selected with the assistance of compensation consultants on the basis of several factors, including geographic location, size, operating characteristics, and financial performance.

Severance and Change in Control Benefits

     We recognize that an important consideration in our ability to attract and retain key personnel is our ability to minimize the impact on our management team of the possible disruption associated with our analysis of strategic opportunities. Accordingly, we believe that it is in the best interest of Penseco and its shareholders to provide our key personnel with reasonable financial arrangements in the event of termination of employment following a change in control or involuntary termination of employment for reasons other than cause. Our Chief Executive Officer, who has an employment agreement, has a provision in his agreement that provides for certain benefits in the event of voluntary or involuntary termination following a change in control. These provisions are described in the "Employment Agreement" section above. In addition, the employment agreement contains provisions which provide for certain severance benefits in the event we terminate the Chief Executive Officer's employment for reasons other than cause. These provisions are also described in "Employment Agreement" along with estimates of the severance and change in control benefits provided to the Chief Executive Officer.

Retirement Benefits; Employee Welfare Benefits

     We offer our employees tax-qualified retirement plans. Our primary retirement benefit vehicles are (i) a pension plan, (ii) a retirement profit sharing plan and (iii) an employee stock ownership plan that allows participants to accumulate a retirement benefit in employer stock at no cost to the participant. We also provided our former Chief Executive Officer and provide our present Chief Executive Officer with a supplemental retirement plan agreement which provides the former and present executives with additional benefits in excess of those accrued in the pension plan due to the limit on compensation contained in Section 401(a)(17) of the Internal Revenue Code. A description of these arrangements is provided in the "Supplemental Benefit Plan Agreement".

     In addition to retirement programs, we provide our employees with coverage under medical, dental, vision, life insurance and disability plans on terms consistent with industry practice.

Perquisites

     We provide certain of our officers, including the Chief Executive Officer, with perquisites similar to those provided to executives employed by our peers. The perquisites are intended to further the officers' abilities to promote the business interests of Penseco in our markets and to reflect competitive practices for similarly situated officers employed by our peers.

Director Compensation

     Retainer and Meeting Fees. Our outside directors are compensated through a combination of retainers and meeting fees. Directors who are also employees of the company do not receive additional compensation for service on the Board. The level and mix of director compensation is revised by the Compensation and Benefits Committee on a periodic basis to ensure consistency with the objectives of our overall compensation philosophy.

Our 2006 Compensation Program

Salary Levels and Adjustments

     The base salaries paid to our named executive officers are set forth above in the Summary Compensation Table. We believe that the base salaries paid to our executive officers during 2006 achieves our executive compensation objectives, compares favorably to our peer group and is within our target of providing a base salary at the market median.

     In January 2007, adjustments to our executive base salaries were made based on an analysis of current market pay levels of peer companies and in published surveys. In addition to the pay levels of our peer group, factors taken into account in making any changes for 2007 included the contributions made by the executive officer, the performance of the executive officer, the role and responsibilities of the executive officer and the relationship of the executive officer's base pay to the base salary of our other executives. The Committee adjusted base salaries for 2007 on an average by 3%, which placed senior management, as a group, within the peer group median.

Bonus Awards

     Subject to the final approval of the Bank's full Board of Directors, the Compensation and Benefits Committee authorized bank-wide cash bonuses. The Committee determined the bonus of the President/Chief Executive Officer. The Committee, based on recommendations of the Chief Executive Officer, determined the bonuses of the other members of senior management. The Board of Directors voted final approval of all bonuses in January 2007 for payment in February 2007.

                   Compensation and Benefits Committee Report

     The Compensation and Benefits Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation and Benefits Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See "Compensation Discussion and Analysis".

          Compensation and Benefits Committee of the Board of Directors of Penseco Financial Services Corporation

                       Robert W. Naismith, Ph.D., Chairman
                                 Edwin J. Butler
                                James G. Keisling
                                 P. Frank Kozik
                                 Emily S. Perry

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

     Based solely on our review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that (i) we have no 10% shareholders and (ii) each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2006.

                 Certain Relationships and Related Transactions

     The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

     The Audit Committee of the Board of Directors periodically reviews a summary of the Company's transactions with directors and executive officers of the Company and with firms that employ directors, as well as other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and with Company policy and should be ratified and approved. Besides including such requirement in the Audit Committee Charter, the Company does not maintain written policies or procedures for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans made to such person and his or her related interests exceed the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

     At December 31, 2006 certain of the Company's directors, nominees, and executive officers or their associates had outstanding loans or commitments from Penn Security Bank and Trust Company. These transactions were made in the ordinary course of the Bank's business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

            Nominating and Corporate Governance Committee Procedures

General

     It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee's resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders

     A shareholder who proposes to nominate an individual for election to the Board of Directors at an annual meeting must deliver a written notice to the Secretary of the Company within the times frames set forth under "Submission of Business Proposals and Shareholder Nominees" which includes:

     1. The name and address of the person recommended as a director candidate;

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

     2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

     3. The written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

     4. The name and address of the shareholder giving the notice, as it appears on our books;

     5. The name and address of the beneficial owner, if any, on whose behalf the nomination is being made;

     6. The class and number of shares owned beneficially and of record by such shareholder and such beneficial owner and a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting;

     7. If the recommending shareholder is not a shareholder of record, a statement from the record holder verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held;

     8. A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of the meeting; and

     9. A statement from the recommending shareholder supporting its view that the proposed nominee possesses the minimum qualifications for nominees (if any) and describing the contributions that the nominee would be expected to make to the Board and to the governance of Penseco.

     Of those persons who are nominated by a shareholder only those nominated in accordance with these procedures shall be eligible for election as directors at the annual meeting.

Process for Identifying and Evaluating Nominees

     The process the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

     Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the Committee and other members of the Board of Directors as well as its knowledge of members of the Bank's local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee may use an independent search firm in identifying nominees.

     Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual's background and may interview the candidate. Candidates proposed by shareholders are considered under the same criteria except that the Committee may also consider the size and duration of the equity interest of the recommending shareholder in Penseco and the extent to which the recommending shareholder intends to continue holding this interest.

Minimum Qualifications

     The Nominating and Corporate Governance Committee has not adopted a specific set of minimum qualifications that must be met by nominees. Nominees are selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties and the likelihood of being able to serve on the

Board for a sustained period. Consideration is also given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Committee also considers factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Committee will consider and review an existing director's Board and committee performance and his or her satisfaction of any minimum qualifications established by the Committee.

          Submission of Business Proposals and Shareholder Nominations

     We must receive proposals that shareholders seek to include in the Proxy Statement for our next annual meeting no later than November 17, 2007. If next year's annual meeting is held on a date more than 30 calendar days from May 1, 2008, a shareholder proposal must be received by a reasonable time before we begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 60 days nor more than 90 days prior to May 1, 2008. However, if the date of the Company's annual meeting is more than 30 days before or more than 60 days prior to May 1, 2008, notice must be received not less than 60 days nor more than 90 days prior to the annual meeting date or no later than 15 days after public announcement of the date of the annual meeting

                           Shareholder Communications

     In order to provide our shareholders and other stakeholders with a direct and open means of communication to the Board of Directors, the Board has adopted the following procedures for communications to our Board of Directors or individual directors.

     o Shareholders and other interested persons may communicate with the Board or the non-management Directors as a group by writing to the Chairman of the Board, c/o Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503. The correspondence should specify the intended recipient.

     o All communications received in accordance with these procedures will be reviewed initially by the Chairman of the Board, who will relay all such communications to the appropriate director or directors unless the Chairman of the Board determines that the communication:

          o does not relate to our business or affairs or the functioning or constitution of the Board or any of its committees;

          o relates to routine or insignificant matters that do not warrant the attention of the Board;

          o    is  an  advertisement   or  other   commercial   solicitation  or
               communication; is frivolous or offensive; or

          o    is otherwise inappropriate for delivery to directors.

          o The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Chairman of the Board and only in accordance with our policies and procedures and applicable laws and regulations relating to the disclosure of information.

                                  Miscellaneous

     We will pay the cost of this proxy solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally, by email or by telephone without receiving additional compensation.

     Our Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on March 2, 2007. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this Proxy Statement by reference.

     If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

     Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       Craig W. Best
                                       President and Chief Executive Officer


March 16, 2007
Scranton, Pennsylvania

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